Supplement dated Nov. 18, 2003 to the following prospectuses:
       Evergreen Privilege(SM) Variable Annuity dated May 1, 2003 - 45277 C
        Evergreen Pathways(SM) Variable Annuity dated May 1, 2003 - 45275 C
                       The Variable Account and the Funds

Four funds of the Evergreen Variable Annuity Trust will merge, subject to shareholder approval, into the following survivor funds on Dec. 5, 2003:

Current Fund                                         Survivor Fund
Evergreen VA Blue Chip Fund - Class 2                Evergreen VA Fund - Class 2
Evergreen VA Capital Growth Fund - Class 2           Evergreen VA Growth and Income Fund - Class 2
Evergreen VA Global Leaders Fund - Class 2           Evergreen VA International Equity
Fund - Class 2 Evergreen VA Masters Fund - Class 2   Evergreen VA Fund - Class 2

The investment adviser to the survivor funds is Evergreen Investment Management Company, LLC. The investment objectives and policies of the survivor funds are described below:

Investing In                                            Investment Objectives and Policies
Evergreen VA Fund -  Class 2                            Objective: long-term capital growth. The Fund seeks to achieve its goal by investing primarily in common stocks of large U.S. companies, whose market capitalizations at time of purchase fall within the range tracked by the
                                                        Russell 1000(R) Index.

Evergreen VA Growth and Income Fund - Class 2           Objective: capital growth in the value of its shares and current income. Invests in primarily common stocks of medium- to large-sized
                                                        U.S. companies whose market capitalizations at time of purchase fall within the range tracked by the Russell 1000(R) Index.

Evergreen VA International Equity Fund - Class 2        Objective: long-term capital growth, with modest income as a secondary objective. The Fund seeks to achieve its goal by investing primarily in equity securities issued by established, quality non-U.S. companies located in countries with developed markets and may purchase securities across all market capitalizations. The Fund may also invest in emerging markets.

The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us in writing at American Enterprise Life Insurance Company, 829 AXP Financial Center, Minneapolis, MN 55474 or calling us at (800) 333-3437.

Here is some important information about the survivor funds' fees and expenses:

Total annual operating expenses for each fund

(Before  fee  waivers  and/or  expense  reimbursements,   if  applicable,  as  a
percentage  of  average  daily net  assets)

                                                Management fees     12b-1 fees    Other expenses     Total

Evergreen  Variable  Annuity  Trust
  Evergreen  VA Fund - Class 2                        .75%             .25%           .23%           1.23%(1)
  Evergreen  VA Growth  and  Income  Fund - Class 2   .75              .25            .18            1.18(1)
  Evergreen VA International Equity Fund - Class 2    .66              .25            .73            1.64(1)

(1) The Total ratio of expenses to average net assets excludes expense reductions and fee waivers. From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The fund's investment advisor may cease these waivers or reimbursement at any time. With fee waivers and expense reimbursement, "Other expenses" and "Gross total annual expenses" would be 0.37% and 1.23% for Evergreen VA Blue Chip Fund - Class 2, 0.08% and 1.13% for Evergreen VA Capital Growth Fund - Class 2, 0.00% and 0.55% for Evergreen VA Equity Index Fund - Class 2, 0.13% and 1.25% for Evergreen VA Global Leaders Fund - Class 2, 0.27% and 1.22% for Evergreen VA Growth Fund - Class 2, 0.30% and 1.25% for Evergreen VA High Income Fund - Class 2, 0.34% and 1.25% for Evergreen VA International Growth Fund - Class 2, 0.13% and 1.25% for Evergreen VA Masters Fund - Class 2 and 0.13% and 1.25% for Evergreen VA Small Cap Value Fund - Class 2.

In addition, the Evergreen VA Equity Index Fund - Class 2 (the "Fund") will be liquidated on Dec. 23, 2003. In anticipation of the proposed elimination of the Fund, the Fund will be closed to new investments on Dec. 9, 2003. You must make a new fund allocation before Dec. 9, 2003 if you are making additional payments to the Fund or have selected the Fund as an investment option in any of the following automatic allocation plans:

o  Systematic investment plan
o  Asset rebalancing
o  Dollar-cost averaging
o  Systematic withdrawal
o  Interest Sweep strategy

If we do not receive your instructions for a new fund allocation before the close of business on Dec. 9, 2003, we will allocate any additional purchase payments or automatic allocation plan instructions you have designated for investment in the Fund to the AXP(R) Variable Portfolio - Cash Management Fund.

If you are not in an automatic allocation plan but are currently invested in the Evergreen VA Equity Index Fund - Class 2, you must transfer out of the Fund by Dec. 23, 2003. You may transfer the contract value in the Fund to any of the funds offered within the product. Please refer to your variable annuity prospectus or consult with your sales representative to review the investment options available. You may contact AEL at (800) 333-3437 between the hours of 8:00 a.m. and 7:00 p.m. CST to obtain fund prospectuses or to initiate a transfer.


THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR PRODUCT.

45277-22 A (11/03)